As filed with the Securities and Exchange Commission on August 30, 2002

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 30, 2002

DSP GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-23006	94-2683643
(Commission File Number)	(I.R.S. Employer Identification No.)

3120 Scott Boulevard, Santa Clara, CA	95054
(Address of Principal Executive Offices)	(Zip Code)

408/986-4300
(Registrant’s Telephone Number, Including Area Code)

With a copy to:

Bruce Alan Mann, Esq.
Morrison & Foerster LLP
425 Market Street
San Francisco, CA 94105

Item 5.    OTHER EVENTS.

On August 30, 2002, DSP Group, Inc. (“DSP Group”), Ceva, Inc., a wholly owned subsidiary of DSP Group (“Ceva”) and Parthus Technologies plc (“Parthus”) issued a joint press release relating to the previously announced combination between Parthus and Ceva announcing, among other things, that the Irish High Court has directed that the requisite Parthus shareholder and optionholder meetings to approve the Scheme of Arrangement (required to give effect to the combination) be held on September 26, 2002 and that it is anticipated that the combination will be completed by the end of October 2002. The joint press release is attached and filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 7.    FINANCIAL STATEMENTS AND EXHIBITS.

c.  Exhibits

Exhibit No.	Description

99.1	Joint Press Release of Parthus Technologies plc, DSP Group, Inc. and Ceva, Inc., dated August 30, 2002.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DSP GROUP, INC.

By:	/s/ MOSHE ZELNIK
Moshe Zelnik Vice President, Finance, Chief Financial Officer and Secretary

Date: August 30, 2002

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